UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2012

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 13, 2012, Enterprise Products Partners L.P. (the “Partnership”), Enterprise Products OLPGP, Inc. (“EPOGP”) and Enterprise Products Operating LLC (“EPO”) completed the public offering of $650 million aggregate principal amount of EPO’s 1.25% Senior Notes FF due August 2015 (the “2015 Notes”) and $1.1 billion aggregate principal amount of EPO’s 4.45% Senior Notes GG due February 2043 (the “2043 Notes” and, together with the 2043 Notes, the “Notes”). Pursuant to the indentures described below, the Notes are guaranteed on an unsecured and unsubordinated basis by the Partnership (the “Guarantee,” and together with the Notes, the “Securities”).

The offering of the Securities has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-168049 and 333-168049-01) (the “Registration Statement”), as supplemented by the Prospectus Supplement dated August 6, 2012 relating to the Securities, filed with the Securities and Exchange Commission (the “Commission”) on August 7, 2012, pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated November 29, 2010, the “Prospectus”).

The Securities were issued under an Indenture, dated as of October 4, 2004, among EPO (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as guarantor, and Wells Fargo Bank, N.A., as trustee, (collectively, as amended and supplemented by the Tenth Supplemental Indenture, dated as of June 30, 2007, providing for EPO as successor issuer, the “Base Indenture”), as amended and supplemented by the Twenty-Third Supplemental Indenture dated as of August 13, 2012 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”).

The Notes provide that interest will accrue from August 13, 2012 at a rate of 1.25% per annum for the 2015 Notes and 4.45% per annum for the 2043 Notes. Interest will be payable on February 13 and August 13 of each year, commencing February 13, 2013, for the 2015 Notes and February 15 and August 15 of each year, commencing February 15, 2013, for the 2043 Notes. The 2015 Notes mature on August 13, 2015 and the 2043 Notes mature on February 15, 2043. The Notes also provide that at any time prior to their maturity date for the 2015 Notes and August 15, 2042 (six months prior to their maturity date) for the 2043 Notes, EPO may redeem some or all of the Notes at the applicable redemption price that includes accrued and unpaid interest and a make-whole premium. At any time on or after August 15, 2042 (six months prior to their maturity date) for the 2043 Notes, EPO may redeem some or all of the 2043 Notes, at an applicable redemption price equal to the principal amount of the 2043 Notes to be redeemed, plus accrued and unpaid interest.

The terms of the Securities and the Supplemental Indenture are further described in the Prospectus under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are incorporated herein by reference to Exhibit 99.2 to the Partnership’s Current Report on Form 8-K filed with the Commission on August 6, 2012. Such descriptions do not purport to be complete and are qualified by reference to the Base Indenture and to the Supplemental Indenture, which is filed as Exhibit 4.3 hereto and incorporated herein by reference.

Item 8.01 Other Events.

Certain legal opinions related to the Registration Statement are filed herewith as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3	Twenty-Third Supplemental Indenture, dated as of August 13, 2012, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.4	Forms of Notes (included in Exhibit 4.3 above).

5.1	Opinion of Andrews Kurth LLP.

23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC, its general partner

Date: August 13, 2012	By:	/s/ Michael J. Knesek
Michael J. Knesek
Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products Holdings LLC

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3	Twenty-Third Supplemental Indenture, dated as of August 13, 2012, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.4	Forms of Notes (included in Exhibit 4.3 above).

5.1	Opinion of Andrews Kurth LLP.

23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1).